Employee Benefit Plan, Derivative	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Derivative [Line Items]
EBP, Derivative
NOTE 4 — DERIVATIVES
In accordance with the investment strategy of the separately-managed funds, investment managers execute transactions in various derivative instruments. These derivative instruments include swaps, options, bond and equity futures and forward contracts. The funds uses derivatives to obtain synthetic exposure and for risk management purposes, which involves risks such as credit risk.
Derivative instruments are carried at fair value. The net fair value of derivative financial instruments reported in investments, at fair value within the statements of net assets available for benefits was an asset of $30.1 million and an asset of $5.3 million as of December 31, 2025 and 2024, respectively. The gross notional amount of the derivative financial instruments was $2.6 billion and $2.2 billion as of December 31, 2025 and 2024, respectively.